______________________________________________________________________________
 ===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM T-1

                         Statement of Eligibility Under
                      The Trust Indenture Act of 1939 of a
                    Corporation Designated to Act as Trustee
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             -------------------------------------------------------

                            THE HERRING NATIONAL BANK
               (Exact name of Trustee as specified in its charter)

                                   75-0330569
                       I.R.S. Employer Identification No.

------------------------------------------------------------ ---------------------------------------------------------
                   1001 S. Harrison St.
                      Amarillo, Texas                                                 79101
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
         (Address of principal executive offices)                                   (Zip Code)
------------------------------------------------------------ ---------------------------------------------------------

                                 Catana McClain
                            The Herring National Bank
                              1001 S. Harrison St.
                              Amarillo, Texas 79101
                                 (806) 378-1819
            (Name, address and telephone number of agent for service)

                        American Church Mortgage Company
                     (Issuer with respect to the Securities)

------------------------------------------------------------ ---------------------------------------------------------
                         Minnesota                                                  41-1793975
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
     (State or other jurisdiction of incorporation or                  (I.R.S. Employer Identification No.)
                       organization)
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
                      10237 Yellow Circle Drive
                     Minnetonka, Minnesota                                            55343
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
         (Address of Principal Executive Offices)                                   (Zip Code)
------------------------------------------------------------ ---------------------------------------------------------

              $23,000,000 - Series B Secured Investor Certificates
                       (Title of the Indenture Securities)


 ------------------------------------------------------------------------------

                                    FORM T-1

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

     a) Name and address of each examining or supervising authority to which it is subject. Comptroller of the Currency Washington, D.C.

          Federal Deposit Insurance Corporation  Washington,  D.C.

     b)   Whether it is authorized to exercise corporate trust powers. Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation. None

Items3-15. Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

1.   A copy of the Articles of Association of the Trustee.

2. A copy of the certificate of authority of the Trustee to commence business.(1)

3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers. (1)

4.   A copy of the existing bylaws of the Trustee.

5.   A copy of each Indenture referred to in Item 4. Not applicable.

6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

7. Report of Condition of the Trustee as of December 31, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

(1)  Original and copies are currently unavailable.

                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, THE HERRING NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Amarillo, State of Texas on the ___ day of June, 2004.


                            THE HERRING NATIONAL BANK



                                            By:--------------------------------
                                               Catana McClain
                                               Vice President and Trust Officer

                                    Exhibit 1


                       THE HERRING NATIONAL BANK OF VERNON

                                Charter No. 7010

                             ARTICLES OF ASSOCIATION


For the purpose of organizing an Association to carry on the business of banking under the laws of the United States, the undersigned do enter into the following Articles of Association:

                                      FIRST

The title of this Association shall be The Herring National Bank of Vernon.

                                     SECOND

The main office of the Association shall be in Vernon, County of Wilbarger, State of Texas. The general business of the Association shall be conducted at its main office and its branches.

                                      THIRD

The Board of Directors of this Association shall consist of such number of its shareholders, not less than five nor more than twenty-five, the exact number of Directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of the shareholders at any annual or special meeting thereof; provided, however, that if the shareholders should fix the number of directors at less than twenty-five, the Board of Directors may from time to time at any regular or special meeting increase the number of Directors to not over twenty-five; but such authority to increase the number of Directors between shareholders' meetings shall in all events be limited to an increase of not more than two directors in any one year.

                                     FOURTH

The regular annual meeting of the shareholders of this Association shall be held at its main banking house, or other convenient place duly authorized by the Board of Directors, on such day of each year as is specified therefore in the Bylaws.

                                      FIFTH

The amount of authorized capital stock of this Association shall be Eight Hundred Thousand Dollars ($800,000.00) divided into 40,000 shares of common stock of the par value per share of Twenty Dollars ($20.00) but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

                               EXHIBIT 1- Page 1

A. If the capital stock is increased by the sale of additional shares thereof, each shareholder shall be entitled to subscribe for such additional shares in proportion to the number of shares of said capital stock owned by him at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized. The Board of Directors shall have the power to prescribe a reasonable period of time within which the preemptive rights to subscribe to the new shares of capital stock must be exercised.

B. If the capital stock is increased by a stock dividend, each shareholder shall be entitled to his proportionate amount of such increase in accordance with the number of shares of capital stock owned by him at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

                                      SIXTH

The Board of Directors shall appoint (a) one of its members President of the Association, (b) one of its members Chairman of the Board, (c) one or more Vice Presidents, (d) a Secretary who shall keep minutes of the Directors and Shareholders meetings and be responsible for authenticating the records of the Association, and (e) such other officers and employees as may be required to transact the business of the Association. A duly appointed officer may appoint one or more officers or assistant officers if authorized by the Board of Directors in accordance with the bylaws.

The Board of Directors shall have the power to:

1.   Define  the  duties  of  the  officers,   employees,   and  agents  of  the
     Association.

2. Delegate the performance of its duties, but not the responsibilities for its duties, to the officers, employees, and the agents of the Association.

3.   Fix a compensation  and enter into  employment  contracts with its officers
     and  employees  upon  reasonable  terms  and  conditions   consistent  with
     applicable law.

4.   Dismiss officers and employees.

5.   Require bonds from officer and employees and to fix the penalty thereof.

6. Ratify written policies authorized by the Association's management or committees of the Board.

                                EXHBIT 1-Page 2

7. Regulate the manner in which any increase or decrease of the capital of the Association shall be made, provided that nothing herein shall restrict the power of shareholders to increase or decrease the capital of the Association in accordance with law, and nothing shall raise or lower from the two thirds of the percentage required for shareholder approval to increase or reduce capital.

8.   Manage and administer the business affairs of the Association.

9. Adopt initial bylaws, not inconsistent with law or the Articles of Association, from managing the business and regulating the affairs of the Association.

10. Amend or repeal bylaws, except to the extent that the eleventh article of these Articles of Association reverses this power for the shareholders.

11.  Make contracts.

12. Generally to perform all acts that are legal for a Board of Directors to perform.


                                     SEVENTH

The Corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

                                     EIGHTH

The Board of Directors of this Association, or any three or more shareholders owning, in the aggregate, not less than 25 percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place, and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at his address as shown upon the books of this Association.

                                      NINTH

Any person, his heirs, executors, or administrators may be indemnified or reimbursed by the Association for reasonable expenses actually incurred in connection with any action, suit, or proceeding, civil or criminal, to which he or they shall be made a party by reason of his being or having been a director, officer, or employee of the Association or of any firm, corporation, or organization  which  he  served  in any  such  capacity  at the  request  of the
Association: Provided, however, that no person shall be so indemnified or reimbursed in relation to any matter in such action, suit, or proceeding as to which he shall finally be adjudged to have been guilty of or liable for
negligence  or  willful   misconduct  in  the  performance  of  his  duties  the
Association: And, provided further, that no person shall be so indemnified or reimbursed in relation to any matter in such action, suit, or proceeding which has been made the subject of a compromise settlement except with the approval of a court of competent jurisdiction, or the holders of record of a majority of the outstanding shares of the Association, or the Board of Directors, acting by vote of directors not parties to the same or substantially the same action, suit, or proceeding, constituting a majority of the whole number of the directors. The foregoing right of indemnification or

                                EXHIBIT 1-Page 3
reimbursement shall not be exclusive of other rights to which such person, his heirs, executors, or administrators, may be entitled as a matter of law.

                                      TENTH

These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.

                                    ELEVENTH

The Association's bylaws may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of the Association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount. The shareholders, in amending, repealing, or adopting a particular bylaw may expressly provide that the Board of Directors may not amend or repeal that bylaw.

IN WITNESS WHEREOF, we have hereunto set our hands this 9th day of February, 1993.

I, Frances Pierce, Certify that: (1) I am the duly constituted Secretary of The Herring National Bank of Vernon and Secretary of its Board of Directors, and as such officer am the official custodian of its records; (2) the foregoing Articles of Association are the Articles of Association of said Bank, and all of them, as now lawfully in force and effect.

IN TESTIMONY WHEREOF, I have hereunto affixed my official signature and the seal of the said Bank, in the City of Vernon, on this 9th day of February, 1993.

         FRANCES PIERCE









                                EXHIBIT 1-Page 4

                                    Exhibit 4


                            THE HERRING NATIONAL BANK

                                     BYLAWS

                                    ARTICLE 1

                            MEETINGS OF SHAREHOLDERS



Section 1.1. Annual Meetings. An annual meeting of shareholders of the Corporation shall be held during each calendar year on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of meeting. At such meeting, the shareholders shall elect directors and transact such other business as may properly be brought before the meeting.

Section 1.2. Judges of Election. Every election of directors shall be managed by three judges, who shall be appointed from among the shareholders by the Board of Directors. The Judges of Election shall hold and conduct the election at which they are appointed to serve; and, after the election, they shall file with the Cashier a certificate under their hands, certifying the result thereof and the names of the directors elected. The Judges of Election, at the request of the Chairman of the meeting, shall act as tellers of any other vote by ballot taken at such meeting and shall certify the result thereof.

Section 1.3. Proxies. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing, but no officer or employee of this Association shall act as proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting. Proxies shall be dated and shall be filed with the records of the meeting.

Section 1.4. Quorum. A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law; but less than a quorum may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice. A majority of the votes cast shall decide every questions or manner submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Association.

Section. 1.5. Telephone and Similar Meetings. If not prohibited by the Statutes of the United States, shareholders, directors and committee members may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                EXHIBIT 4-Page 1

                                  ARTICLE II

Section 2.1. Board of Directors. The Board of Directors, hereinafter referred to as the "Board" shall have power to manage and administer the business and affairs of the Association. Except as expressly limited by law, all corporate powers of the Association shall be vested in and may be exercised by said Board. All directors shall be shareholders of not less than fifty shares of common stock in the parent corporation.

Section. 2.2. Election. In all elections of directors, each shareholder shall have the right to vote the number of shares owned by him for as many persons as there are directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of directors multiplied by the number of his shares shall equal, or to distribute them on the same principle among as many candidates as he shall think fit; and in deciding all other questions at meetings of shareholders each shareholder shall be entitled to one vote on each share of stock held by said shareholder.

Section 2.3. Organization Meeting. The Cashier, upon receiving the certificate of the judges, of the result of any election, shall notify the directors-elect of their election and of the time at which they are required to meet at the Main Office of the Association, take the oath as required by the Statutes of the United States, and meet for the purpose of organizing the new Board and electing and appointing officers of the Association for the succeeding year, appointing committees and fixing salaries for the ensuing year, appointing committees and fixing salaries for the ensuing year. Such meeting shall be appointed to be held on the day of the election or as soon thereafter as practicable, and in any event, within thirty days thereof. If, at the time fixed for such meeting, there shall not be a quorum present, the directors present may adjourn the meeting, from time to time, until a quorum is obtained.

Section 2.4. Number. The Board shall consist of not less than five nor more than ten shareholders, the exact number within such minimum and maximum limits to be fixed and determined in accordance with the Articles of Association. Except as otherwise provided herein, all directors shall hold office for one year until their successors are elected and have qualified in accordance with the Statutes of the United States.

Section 2.4(a). Eligibility and Retirement. No person shall be eligible for election as a director if such person shall have attained the age of 70 at the date of the annual meeting; provided, however, any person, including but not limited to persons 70 years of age may be appointed by the bank as an advisory member to act in advisory capacities without the power of final decisions in matters concerning the business of the bank. Provided, further, however, any person including but not limited to, persons 75 years of age may be appointed by the bank as an honorary member to act in advisory capacities without the power of final decision in matters concerning the business of the bank. This bylaw may not be amended or repealed by a vote of the Board of Directors.

Section 2.5. Regular Meetings. The regular meetings of the Board of Directors shall be held without notice, on the second Tuesday of each month at the Main Office. When any regular

                                EXHIBIT 4-Page 2
meeting of the Board falls upon a holiday, the meeting shall be held on the next business day unless the Board shall designate some other day.

Section 2.6. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board or the President on one day's notice to each director, either personally or by mail or by telegram. Special meetings shall be called by the President or Secretary in like manner and on like notice on the written request of two directors. Except as otherwise expressly provided by statute, Articles of Association, or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need to be specified in a notice or waiver of notice.

Section 2.7. Quorum: Majority Vote. At meetings of the Board of Directors a majority of the number of directors fixed by the Articles of Association shall constitute a quorum for the transaction of business. The act of a majority of the directors present at the meeting at which a quorum is present shall be the act of the Board of Directors, except as otherwise specifically provided by statute. The Articles of Association, or these Bylaws. If a quorum is not present at a meeting of the Board of Directors, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

Section 2.8. Removal. Any director may be removed either for or without cause at any special or annual meeting of the shareholders, by the affirmative vote of a majority in number of shares of the shareholders present, in person or by proxy, at such meeting and entitled to vote for the election of such director if notice of intention to act upon such matter shall have been given in the notice calling such meeting.

Section 2.9. Vacancies. Any vacancy or increase in the number thereof in accordance with Article II in the Board of Directors, shall be filled through appointment by a majority of the remaining directors then in office, though less than a quorum of the Board of Directors and a director so appointed shall hold his place until the next election and until his successor has qualified in accordance with the Statutes of the United States, unless removed in accordance with the bylaws of the Association.

Section 2.10. Compensation. By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Association in any other capacity and receiving compensation therefore. Members of the executive committee or of special or standing committees may, by resolution of the Board of Directors, be allowed like compensation for attending committee meetings.

Section 2.11. Procedure. The Board of Directors shall keep regular minutes of its proceedings. The minutes shall be placed in the minute book of the Association.

Section 2.12. Action Without Meeting. If not prohibited by the Statutes of the United States, any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the

                               EXHIBIT 4- Page 3
members of the Board of Directors. Such consent shall have the same force and effect as a unanimous vote at a meeting. The signed consent, or a signed copy, shall be placed in the minute book. The consent may be in more than one counterpart so long as each director signs one of the counterparts.

                                   ARTICLE III

Section 3.1. Loans and Discount Committee. There shall be a Loan and Discount Committee composed of three directors, appointed by the Board annually or more often. The Discount committee shall have power to discount and purchase bills, notes, and other evidence of debts, to buy and sell bills of exchange, to examine and approve loans and discounts, to exercise authority regarding loans and discounts, and to exercise, when the Board is not in session, all other powers of the Board that may lawfully be delegated. The Loan and Discount Committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of the Board of Directors at which a quorum is present, and any action taken by the Board with respect thereto shall be entered in minutes of the Board.

Section 3.2. Audit and Compliance Committee. There shall be an Audit and Compliance Committee composed of not less than six directors appointed by the Board annually or more often, whose duty it shall be to make an examination every six months into the affairs of the Association, and to report the result of such examination in writing to the Board at the next regular meeting thereafter. Such report shall state whether the Association is in a sound condition, whether adequate internal audit controls and procedures are being maintained and shall recommend to the Board such changes in the manner of doing business or conducting the affairs of the Association as shall be deemed advisable.

Section 3.3. Executive Committee. The Board of Directors may, by resolution adopted by a majority of the whole Board, designate an Executive Committee. The Executive Committee shall consist of three or more directors, one of whom shall be the President. The Executive Committee shall serve at the pleasure of the Board of Directors.

Section 3.3(a) Authority. The Executive Committee, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the management of the business and affairs of the corporation. A vacancy occurring in the Executive Committee may be filled by the Board of Directors in the manner provided for original designation. Time, place and notice of Executive Committee meetings shall be determined by the Executive Committee.

Section 3.3(b) Quorum; Majority Vote. At meetings of the Executive Committee, a majority of the number of members designated by the Board of Directors shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the Executive Committee, except as otherwise specifically provided by the laws of the United States, or these Bylaws. If a quorum is not present at a meeting of the Executive Committee the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The Executive Committee shall keep regular minutes of its proceedings and report the same to the

                                EXHIBIT 4-Page 4

Board of Directors when required. The minutes of the proceedings of the Executive Committee shall be placed in the minute book of the Association.

Section 3.3(c). Action Without Meeting. Any action required or permitted to be taken at a meeting of the Executive Committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Executive Committee. Such consent shall have the same force and effect as an unanimous vote at a meeting. The signed consent, or a signed copy, shall be placed in the minute book. The designation of an Executive Committee and the delegation of authority to it shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law.

Section. 3.3(d). Legal Counsel. The Executive Committee may exercise the Board of Directors' authority to retain legal counsel to represent the Association. No officer of the Association may retain legal counsel to represent the Association without the prior consent of the Executive Committee of Board of Directors.

Section 3.4. Other Committees. The Board of Directors may appoint, from time to time, from its own members, other committees of one or more persons for such purposes and with such powers as the Board may determine.

                                   ARTICLE IV

                             Officers and Employees

Section 4.1. Chairman of the Board. The Board of Directors shall appoint one of its members to be Chairman of the Board to serve at the pleasure of the Board. He shall preside at all meetings of the Board of Directors. The Chairman of the Board shall supervise the carrying out of the policies adopted or approved by the Board. He shall have general executive powers, as well as the specific powers conferred by these Bylaws. He shall also have and may exercise such further powers and duties as from time to time may be conferred upon, or assigned to him by the board of Directors.

Section 4.2. Vice Chairman of the Board. The Board of Directors shall appoint one of its members to be Vice Chairman of the Board to serve at the pleasure of the Board. In the absence of the Chairman of the Board, he shall preside at any meeting of the Board. The Vice Chairman of the Board will have the power and the authority (subject to the approval of the Board) to nominate the Directors to Committees of the Board as well as have such powers and duties as from time to time may be conferred upon, or assigned to him by the Board of Directors.

Section 4.3. President. The Board of Directors shall appoint one of its members to be President of the Association. In the absence of the Chairman and Vice-Chairman he shall preside at any meeting of the Board. The President shall have general executive powers, and shall have and may exercise any and all other powers and duties pertaining by law, regulation, or practice, to the office of President, or imposed by these Bylaws. He shall also have and may exercise such other power and duties as from time to time may be conferred upon or assigned to him by the Board of Directors.

                                EXHIBIT 4-Page 5

Section 4.4. Vice President. The Board of Directors may appoint one or more Vice Presidents. Each Vice President shall have such powers and duties as may be assigned to him by the Board of Directors. One Vice President shall be designated by the Board of Directors, in the absence of the President, to perform all the duties of the President.

Section 4.5. Secretary. The Board of Directors shall appoint a Secretary, Cashier, or other designated officer who shall be Secretary of the Board and of the Association, and shall keep accurate minutes required by these Bylaws to be given. He shall be custodian of the corporate seal, records, documents and papers of the Association. He shall provide for the keeping of proper records of all transactions of the Association. He shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the office of Cashier, or imposed by these Bylaws. He shall also perform such other duties as may be assigned to him, from time to time, by the Board of Directors.

Section 4.6. Other Officers. The Board of Directors may appoint one or more Assistant Vice Presidents, one or more Assistant Secretaries, one or more Assistant Cashiers, and such other officers and Attorneys-in-fact as from time to time may appear to the Board of Directors to be required or desirable to transact the business of the Association. Such officers shall respectively exercise such powers and perform such duties as pertain to their several officers, or as may be conferred upon, or assigned to, them by the Board of Directors, the Chairman of Board, or the President.

Section 4.7. Clerks and Agents. The Board of Directors may appoint, from time to time, such Paying Tellers, Receiving Tellers, Note Tellers, Vault Custodians, bookkeepers and other clerks, agents and employees as it may deem advisable for the prompt and orderly transaction of the business of the Association, define their duties, fix their salaries to be paid them and dismiss them. Subject to the authority of the Board of Directors, the President, or any other officer of the Association authorized by him may appoint and dismiss all or any clerks, agents and employees and prescribe their duties and the conditions of their employments, and from time to time fix their compensation.

Section 4.8. Tenure of Office. Unless otherwise specified by the Board at the time of election or appointment, or in an employment contract approved by the Board, each officer's and agent's term shall end at the first meeting of directors after the next annual meeting of shareholders. He shall serve until the end of his term or, if earlier, his death, resignation. Or removal.

Section 4.9. Removal. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgement the best interest of the corporation will be served thereby. Such removal shall be without prejudice or the contract rights, if any, of the person so removed. Election or appointment or an officer or agent shall not of itself create contract rights.

Section 4.10. Vacancies. Any vacancy occurring in any office of the Association may be filled by the Board of Directors.

                                EXHIBIT 4-Page 6

                                    ARTICLE V

                          Stock and Stock Certificates

Section 5.1. Shareholder's List. The President and Cashier shall cause to be kept at all times a full and correct list of the names and residences of all the shareholders in the Association, and the number of shares held by each, in the office where its business is transacted.

Section 5.2. Transfers. Shares of stock shall be transferable on the books of the Association and a transfer book shall be kept in which all transfers of stock shall be recorded. Every person becoming a shareholder by such transfer shall, in proportion to his shares, succeed to all rights and liabilities of the prior holder of such shares.

Section 5.3. Stock Certificates. Certificates of stock shall bear the signature of the President (which may be engraved, printed or impressed) and shall be signed manually or by facsimile process by the Secretary, Assistant Secretary, Cashier, Assistant Cashier or any other officer appointed by the Board of Directors for that purpose, to be known as an Authorized Officer, and the seal of the Association shall be engraved thereon. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Association properly endorsed.

Section 5.4. Lost, Stolen, or Destroyed Certificates. The corporation shall issue a new certificate in place of any certificate for shares previously issued subject to the conditions set forth in Section 5.4(a). and Section 5.5.

Section 5.4(a) Requirements. The registered owner of the certificate shall furnish proof in affidavit form that it has been lost, destroyed or wrongfully taken; and requests the issuance of a new certificate before the corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim and gives a bond in such form, and with such surety or sureties, with fixed or open in such form, and with such surety or sureties, with fixed or open penalty, as the Association may direct, to indemnify the Association against any claim that may be made on account of the alleged loss, destruction or theft of the certificate; and satisfies any other reasonable requirements imposed by the Association. When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Association within a reasonable time after he has notice of it, and the corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Association for the transfer or for a new certificate.

Section 5.5. Registered Owner. Prior to due presentment for registration of transfer of a certificate for shares, the Association may treat the registered owner as the person exclusively entitled to vote, to receive notices and otherwise to exercise all the rights and powers of a shareholder.

                                EXHIBIT 4-Page 7

                                   ARTICLE VI

                                 Corporate Seal

The President, the Cashier, the Secretary or any Assistant Cashier or Assistant Secretary, or other officer thereunto designated by the Board of Directors, shall have authority to affix the corporate seal to any document requiring such seal, and to attest the same. Such seal shall be substantially in the following form:

[imprint of seal]












                                   ARTICLE VII

                            Miscellaneous Provisions

Section 7.1. Fiscal Year. The fiscal year of the Association shall be the calendar year.

Section 7.2. Execution of Instruments. All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents, may be signed, executed, acknowledged, verified, delivered or accepted on behalf of the Association by the Chairman of the Board, or the President, or any Vice President, or the Secretary, or the Cashier, or by any of said officers. Any such instruments may also be executed, acknowledged, verified, delivered or accepted on behalf of the Association in such other manner and by such other officers as the Board of Directors may from time to time direct. The provisions of this Section 7.2 are supplementary to any other provision of these Bylaws.

Section 7.3. Records. The Articles of the Association, the Bylaws, the proceedings of all meetings of the shareholders, the proceedings of the Board of Directors and standing committees of the Board shall be recorded in appropriate minute books provided for that purpose. The minutes of each meeting shall be signed by the Secretary, Cashier or other officers appointed to act as Secretary of the meeting.

Section 7.4. Banking Hours. Banking hours of The Herring National Bank and its various branches shall be set by the Board of Directors. Banking hours of the

                                EXHIBIT 4-Page 8
main office of the Association may or may not be consistent with those set at the various branches. Banking hours at all locations will comply with national banking regulations.

                                  ARTICLE VIII

                                     Bylaws

Section 8.1. Inspection. A copy of the Bylaws, with all amendments thereto, shall at all times be kept in a convenient place at the Office of the Association, and shall be open for inspection to all shareholders, during banking hours.

Section 8.2. Amendments. These Bylaws may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holder of a majority of the stock of the Association, unless the vote of the holders of a greater amount of stock is required by law and in that case by the vote of the holders of such greater amount. The shareholders, in amending, repealing, or adopting a particular Bylaw may expressly provide that the Board of Directors may not amend or repeal that Bylaw. This Bylaw may not be amended of repealed by a vote of the Board of Directors.

                                   ARTICLE IX

                              Fiduciary Activities

Section 9.1. Governance. The Vice Chairman shall appoint (subject to the approval of the Board of Directors) those Committees which the Board of Directors deem necessary to implement, transact and monitor the fiduciary duties of the Association in accordance with the applicable laws of the State of Texas and the United States.

Section 9.2. Trust Audit Committee. The Vice Chairman shall appoint (subject to the approval of the Board of Directors) a Trust Audit Committee composed of directors, exclusive of any active officer of the Association. The Trust Audit Committee shall also at least once during each calendar year and within 15 months of the last such audit make suitable audits of the Association's fiduciary activities or cause suitable audits to be made by auditors responsible only to the Board of Directors and at such time ascertain whether fiduciary powers have been administered according to law, Part 9 of the Regulations of the Comptroller of Currency and sound fiduciary principles.

Section 9.3. Trust Policy Committee. The Vice Chairman shall appoint (subject to the approval of the Board of Directors) a Trust Policy Committee of the Association composed of members who shall be capable and experienced officers and directors of the Association. The Trust Policy Committee shall cause to be written a Policy Manual outlining the fiduciary policies of the Association. The Policy Manual and all additions and deletions to the Manual shall be presented to the Board of Directors for approval.

Section 9.4. Trust Operations Committee. The Vice Chairman shall appoint (subject to the approval of the Board of Directors) a Trust Operations Committee of the Association composed

EXHIBIT 4-Page 9
of members who shall be capable and experienced officers or directors of the Association. The Trust Operations Committee shall meet as often as necessary to review acceptance or termination of fiduciary accounts, discretionary distributions, annual fiduciary account reviews, all other business which may come before the committee and enact those policies and procedures outlined in the Policy Manual. All actions of the Trust Operations Committee shall be entered in the minutes of this Committee's meetings. The Trust Operations Committee shall report to the Trust Policy Committee no less than semi-annually.

Section 9.5. Fiduciary Files. There shall be maintained by the Association all fiduciary records necessary to assure that its fiduciary responsibilities have been properly undertaken and discharged.

Section 9.6. Trust Investments. Funds held in a fiduciary capacity shall be invested according to the instrument establishing the fiduciary relationship and local law. Where such instrument does not specify the character and class of investments to be made and does not vest in the Association a discretion in the matter, funds held pursuant to such instrument shall be invested in investments in which corporate fiduciaries may invest under local law.

IN WITNESS WHEREOF, we have hereunto set our hands this ______ day of _____________, 1996.

IN TESTIMONY WHEREOF, I Donna Stribling, Secretary of The Herring National Bank, have hereunto affixed my official signature and the seal of the said Bank, in the City of Vernon, on this _____ day of __________________, 1996.



                                        ------------------------------------
                                        Donna Stribling,
                                        Secretary


APPROVED BY:


-----------------------------------
Curtis Johnson,
President

                               EXHIBIT 4-Page 10

                                    Exhibit 6

                                     CONSENT


     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, THE HERRING NATIONAL BANK hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated: June ___, 2004


                            THE HERRING NATIONAL BANK



                             By:
                                 ---------------------------------------------
                                 Catana McClain
                                 Vice President and Trust Officer













                               EXHIBIT 6 - Page 1

                                    Exhibit 7
                            The Herring National Bank
                        Statement of Financial Condition
                                As of 12/31/2003



Assets
Cash in Vaults and Due from Banks                                      $  12,237,000
U.S. Government Agencies & Other Obligations                               8,146,000
State, County, and Municipal Bonds and Warrants                           13,345,000
All Other Securities                                                      13,080,000
Federal Funds Sold                                                         7,293,000
Loans and Discounts                                                      257,275,000
Banking Premises, Furniture and Fixtures                                   4,189,000
Other Assets                                                              17,393,000
                                                                       -------------
         Total Assets                                                   $332,958,000

Liabilities

Deposits                                                                $299,202,000
Other Liabilities                                                          4,314,000
                                                                       -------------
         Total Liabilities                                              $303,516,000

Capital Stock                                                         $    1,000,000
Surplus                                                                    9,449,000
Undivided Profits                                                         18,993,000
                                                                          ----------
     Total Capital                                                        29,442,000

     Total Liabilities and Capital                                      $332,958,000

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

THE HERRING NATIONAL BANK



By:
   ------------------------------------------------------
     Catana McClain
     Senior Vice President and Trust Officer

Date:  __________, 2004


                               EXHIBIT 7 - Page 1